Exhibit 99.1
FOR IMMEDIATE RELEASE

MaxLinear Announces $75 Million Share Repurchase Plan

Carlsbad, Calif. – November 24, 2025 – MaxLinear, Inc. (Nasdaq: MXL), a leading provider of radio frequency (RF), analog, digital and mixed-signal integrated circuits, today announced its board of directors has authorized a share buyback plan for the repurchase of up to $75 million of the Company’s common stock. The timing and amount of any repurchase transactions will be made by management in its discretion, depending on numerous factors, including market and economic conditions generally, the trading price of MaxLinear’s common stock, and other relevant corporate considerations. Any purchases will be funded from available working capital and may be effected through open market or privately negotiated transactions or otherwise.
The term of the current repurchase authorization will expire on November 20, 2028. The program does not obligate the company to acquire any particular amount of common stock and may be modified or suspended at any time at the company’s discretion.
“We are excited about our future as we continue to drive growth in our data center optical interconnects, wireless infrastructure, PON broadband access, Wi-Fi7, Ethernet and storage accelerator products,” said Kishore Seendripu, Ph.D., MaxLinear’s Chairman and Chief Executive Officer. “The stock repurchase program we are announcing today demonstrates our confidence in our long-term growth prospects and commitment to delivering stockholder value.”
About MaxLinear, Inc.

MaxLinear, Inc. (Nasdaq: MXL) is a leading provider of radio frequency (RF), analog, digital and mixed-signal integrated circuits for the connectivity and access, wired and wireless infrastructure, and industrial and multi-market applications. MaxLinear is headquartered in Carlsbad, California. For more information, please visit www.maxlinear.com.

MXL and the MaxLinear logo are trademarks of MaxLinear, Inc. Other trademarks appearing herein are the property of their respective owners.

MaxLinear, Inc. Investor Relations Contact:

Leslie Green
lgreen@maxlinear.com

Cautionary Note Concerning Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among others, statements concerning our expectations regarding our stock repurchases and repurchasing our common stock; statements regarding our ability to grow our data center optical interconnects, wireless infrastructure, PON broadband access, Wi-Fi7, Ethernet and storage accelerator products; statements regarding our long-term growth prospects; and statements by our Chairman and CEO. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to be materially different from any future results expressed or implied by the forward-looking statements and our future financial performance and operating results forecasts generally. Forward-looking statements are based on management’s current, preliminary expectations and are subject to various risks and uncertainties. In particular, our future operating results are substantially dependent on our assumptions about market trends and conditions. Additional risks and uncertainties affecting our business, future operating results and financial condition include, without limitation, risks relating to: any decisions by us to reduce or discontinue repurchasing our common stock; our terminated merger with Silicon Motion and related arbitration and class action complaint and the risks related to potential payment of damages; the effect of intense and increasing competition; increased tariffs, export controls or imposition of other trade barriers; impacts of global economic conditions; the cyclical nature of the semiconductor industry; a significant variance in our operating results and impact on volatility in our stock price, and our ability to sustain our current level of revenue, which has previously declined, and/or manage future growth effectively, and the impact of excess inventory in the channel on our customers’ expected demand for certain of our products and on our revenue; escalating trade wars, military conflicts and other geopolitical and economic tensions among the countries in which we conduct business; international geopolitical and military conflicts; our ability to obtain or retain government authorization to export certain of our products or technology; the loss of, or a significant reduction in orders from major customers; legal proceedings or potential violations of regulations; information technology failures; a decrease in the average selling prices of our products; failure to penetrate new applications and markets; development delays and consolidation trends in our industry; inability to make substantial and productive research and development investments; delays or expenses caused by undetected defects or bugs in our products; substantial quarterly and annual fluctuations in our revenue and operating results; failure to timely develop and introduce new or enhanced products; order and shipment uncertainties and differences between our estimates of customer demand and product mix and our actual results; failure to accurately predict our future revenue and appropriately budget expenses; lengthy and expensive customer qualification processes; customer product plan cancellations; failure to maintain compliance with government regulations; failure to attract and retain qualified personnel; any adverse impact of rising interest rates on us, our customers, and our distributors and related demand; risks related to compliance with privacy, data protection and cybersecurity laws and regulations; risks related to conforming our products to industry standards; risks related to business acquisitions and investments; claims of intellectual property infringement; our ability to protect our intellectual property; security vulnerabilities of our products; use of open source software in our products; and failure to manage our relationships with, or negative impacts from, third parties.